EXHIBIT 10.38

AMENDMENT TO AMENDED AND RESTATED 7.5% SECURED CONVERTIBLE PROMISSORY NOTE DUE APRIL 27, 2007

This Amendment, dated April 26, 2007, (the “Amendment”) amends certain provisions of the Amended and Restated 7.5% Secured Convertible Promissory Note in the original principal amount of $4,000,000.00, issued by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company") (No. PN-2006-1-1AR), due April 27, 2007 and dated as of March 30, 2007 (the “Note”), and is by and between the Company and SCO Capital Partners LLC ("Holder"). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

a. All references to "April 27, 2007" in each Note are hereby deleted and replaced with "June 11, 2007”; and

b. The first paragraph of Section 1(a) of the Note is revised by inserting the following language at the end thereof:

“In order for any repayment of this Note, other than a Prepayment with respect to which Section 1(c) below applies, to be effective, the Company shall give not less than five (5) business days prior written notice to the Payee stating that it intends to make such repayment and certifying that it reasonably believes it will be able to do so (a “Repayment Notice”). Nothing herein shall limit the right of the Payee to convert this Note into Common Stock at any time after receipt of the Repayment Notice and prior to the time at which repayment is received.”

2. Condition to Effectiveness. This Amendment shall not become effective until Holder receives a counterpart of this Amendment executed by the Company.

3. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.

4. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS NOTE NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS NOTE AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company:

ACCESS PHARMACEUTICALS, INC.

By: /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: Vice President Chief Financial Officer

Holder:

By: /s/ Steven H. Rouhandeh
Name: Steven H. Rouhandeh
Title: Chairman

AMENDMENT TO AMENDED AND RESTATED 7.5% SECURED CONVERTIBLE PROMISSORY NOTE DUE APRIL 27, 2007

This Amendment, dated April 26, 2007, (the “Amendment”) amends certain provisions of the Amended and Restated 7.5% Secured Convertible Promissory Note in the original principal amount of $400,000.00, issued by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company") (No. PN-2006-FO1-1AR), due April 27, 2007 and dated as of March 30, 2007 (the “Note”), and is by and between the Company and SCO Capital Partners LLC ("Holder"). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

a. All references to "April 27, 2007" in each Note are hereby deleted and replaced with "June 11, 2007”; and

b. The first paragraph of Section 1(a) of the Note is revised by inserting the following language at the end thereof:

“In order for any repayment of this Note, other than a Prepayment with respect to which Section 1(c) below applies, to be effective, the Company shall give not less than five (5) business days prior written notice to the Payee stating that it intends to make such repayment and certifying that it reasonably believes it will be able to do so (a “Repayment Notice”). Nothing herein shall limit the right of the Payee to convert this Note into Common Stock at any time after receipt of the Repayment Notice and prior to the time at which repayment is received.”

2. Condition to Effectiveness. This Amendment shall not become effective until Holder receives a counterpart of this Amendment executed by the Company.

3. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.

4. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS NOTE NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS NOTE AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company:

ACCESS PHARMACEUTICALS, INC.

By: /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: Vice President Chief Financial Officer

Holder:

By: /s/ Steven H. Rouhandeh
Name: Steven H. Rouhandeh
Title: Chairman

AMENDMENT TO AMENDED AND RESTATED 7.5% SECURED CONVERTIBLE PROMISSORY NOTE DUE APRIL 27, 2007

This Amendment, dated April 26, 2007, (the “Amendment”) amends certain provisions of the Amended and Restated 7.5% Secured Convertible Promissory Note in the original principal amount of $400,000.00, issued by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company") (No. PN-2006-DEC-1-1AR), due April 27, 2007 and dated as of March 30, 2007 (the “Note”), and is by and between the Company and SCO Capital Partners LLC ("Holder"). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

a. All references to "April 27, 2007" in each Note are hereby deleted and replaced with "June 11, 2007”; and

b. The first paragraph of Section 1(a) of the Note is revised by inserting the following language at the end thereof:

“In order for any repayment of this Note, other than a Prepayment with respect to which Section 1(c) below applies, to be effective, the Company shall give not less than five (5) business days prior written notice to the Payee stating that it intends to make such repayment and certifying that it reasonably believes it will be able to do so (a “Repayment Notice”). Nothing herein shall limit the right of the Payee to convert this Note into Common Stock at any time after receipt of the Repayment Notice and prior to the time at which repayment is received.”

2. Condition to Effectiveness. This Amendment shall not become effective until Holder receives a counterpart of this Amendment executed by the Company.

3. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.

4. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS NOTE NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS NOTE AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company:

ACCESS PHARMACEUTICALS, INC.

By: /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: Vice President Chief Financial Officer

Holder:

By: /s/ Steven H. Rouhandeh
Name: Steven H. Rouhandeh
Title: Chairman

AMENDMENT TO AMENDED AND RESTATED 7.5% SECURED CONVERTIBLE PROMISSORY NOTE DUE APRIL 27, 2007

This Amendment, dated April 26, 2007, (the “Amendment”) amends certain provisions of the Amended and Restated 7.5% Secured Convertible Promissory Note in the original principal amount of $500,000.00, issued by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company") (No. PN-2006-2-1AR), due April 27, 2007 and dated as of March 30, 2007 (the “Note”), and is by and between the Company and Beach Capital LLC ("Holder"). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

a. All references to "April 27, 2007" in each Note are hereby deleted and replaced with "June 11, 2007”; and

b. The first paragraph of Section 1(a) of the Note is revised by inserting the following language at the end thereof:

“In order for any repayment of this Note, other than a Prepayment with respect to which Section 1(c) below applies, to be effective, the Company shall give not less than five (5) business days prior written notice to the Payee stating that it intends to make such repayment and certifying that it reasonably believes it will be able to do so (a “Repayment Notice”). Nothing herein shall limit the right of the Payee to convert this Note into Common Stock at any time after receipt of the Repayment Notice and prior to the time at which repayment is received.”

2. Condition to Effectiveness. This Amendment shall not become effective until Holder receives a counterpart of this Amendment executed by the Company.

3. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.

4. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS NOTE NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS NOTE AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company:

ACCESS PHARMACEUTICALS, INC.

By: /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: Vice President Chief Financial Officer

Holder:

By: /s/ Steven H. Rouhandeh
Name: Steven H. Rouhandeh
Title: Chairman

AMENDMENT TO AMENDED AND RESTATED 7.5% SECURED CONVERTIBLE PROMISSORY NOTE DUE APRIL 27, 2007

This Amendment, dated April 26, 2007, (the “Amendment”) amends certain provisions of the Amended and Restated 7.5% Secured Convertible Promissory Note in the original principal amount of $500,000.00, issued by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company") (No. PN-2006-3-1AR), due April 27, 2007 and dated as of March 30, 2007 (the “Note”), and is by and between the Company and Lake End Capital LLC ("Holder"). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

a. All references to "April 27, 2007" in each Note are hereby deleted and replaced with "June 11, 2007”; and

b. The first paragraph of Section 1(a) of the Note is revised by inserting the following language at the end thereof:

“In order for any repayment of this Note, other than a Prepayment with respect to which Section 1(c) below applies, to be effective, the Company shall give not less than five (5) business days prior written notice to the Payee stating that it intends to make such repayment and certifying that it reasonably believes it will be able to do so (a “Repayment Notice”). Nothing herein shall limit the right of the Payee to convert this Note into Common Stock at any time after receipt of the Repayment Notice and prior to the time at which repayment is received.”

2. Condition to Effectiveness. This Amendment shall not become effective until Holder receives a counterpart of this Amendment executed by the Company.

3. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.

4. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS NOTE NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS NOTE AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company:

ACCESS PHARMACEUTICALS, INC.

By: /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: Vice President Chief Financial Officer

Holder:

By: /s/ Jeffrey B. Davis
Name: Jeffrey B. Davis for
Title: Lake End Capital

AMENDMENT TO AMENDED AND RESTATED 7.5% SECURED CONVERTIBLE PROMISSORY NOTE DUE APRIL 27, 2007

This Amendment, dated April 26, 2007, (the “Amendment”) amends certain provisions of the Amended and Restated 7.5% Secured Convertible Promissory Note in the original principal amount of $100,000.00, issued by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company") (No. PN-2006-FO2-1AR), due April 27, 2007 and dated as of March 30, 2007 (the “Note”), and is by and between the Company and Lake End Capital LLC ("Holder"). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

a. All references to "April 27, 2007" in each Note are hereby deleted and replaced with "June 11, 2007”; and

b. The first paragraph of Section 1(a) of the Note is revised by inserting the following language at the end thereof:

“In order for any repayment of this Note, other than a Prepayment with respect to which Section 1(c) below applies, to be effective, the Company shall give not less than five (5) business days prior written notice to the Payee stating that it intends to make such repayment and certifying that it reasonably believes it will be able to do so (a “Repayment Notice”). Nothing herein shall limit the right of the Payee to convert this Note into Common Stock at any time after receipt of the Repayment Notice and prior to the time at which repayment is received.”

2. Condition to Effectiveness. This Amendment shall not become effective until Holder receives a counterpart of this Amendment executed by the Company.

3. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.

4. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS NOTE NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS NOTE AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company:

ACCESS PHARMACEUTICALS, INC.

By: /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: Vice President Chief Financial Officer

Holder:

By: /s/ Jeffrey B. Davis
Name: Jeffrey B. Davis for
Title: Lake End Capital

AMENDMENT TO AMENDED AND RESTATED 7.5% SECURED CONVERTIBLE PROMISSORY NOTE DUE APRIL 27, 2007

This Amendment, dated April 26, 2007, (the “Amendment”) amends certain provisions of the Amended and Restated 7.5% Secured Convertible Promissory Note in the original principal amount of $100,000.00, issued by Access Pharmaceuticals, Inc., a Delaware corporation (the "Company") (No. PN-2006-DEC-2-1AR), due April 27, 2007 and dated as of March 30, 2007 (the “Note”), and is by and between the Company and Lake End Capital LLC ("Holder"). Terms not otherwise defined herein which are defined in the Note shall have the same respective meanings herein as therein.

WHEREAS, the Company and Holder have agreed to modify certain terms and conditions of the Note as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

a. All references to "April 27, 2007" in each Note are hereby deleted and replaced with "June 11, 2007”; and

b. The first paragraph of Section 1(a) of the Note is revised by inserting the following language at the end thereof:

“In order for any repayment of this Note, other than a Prepayment with respect to which Section 1(c) below applies, to be effective, the Company shall give not less than five (5) business days prior written notice to the Payee stating that it intends to make such repayment and certifying that it reasonably believes it will be able to do so (a “Repayment Notice”). Nothing herein shall limit the right of the Payee to convert this Note into Common Stock at any time after receipt of the Repayment Notice and prior to the time at which repayment is received.”

2. Condition to Effectiveness. This Amendment shall not become effective until Holder receives a counterpart of this Amendment executed by the Company.

3. Ratification, Etc. Except as expressly amended hereby, all terms and conditions of the Note, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The obligations under the Note shall be deemed to be continuously outstanding and shall not be deemed to have been repaid and readvanced or refinanced hereunder or hereby. The Note and this Amendment shall be read and construed as a single agreement. All references to the Note shall hereafter refer to such Note, as amended hereby.

4. No Novation. THE COMPANY AND HOLDER HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN OF THE TERMS OF THE NOTE. THEY DO NOT INTEND THIS NOTE NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS NOTE AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE NOTE.

5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any Note or any rights of any Holder consequent thereon.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

7. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Company:

ACCESS PHARMACEUTICALS, INC.

By: /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: Vice President Chief Financial Officer

Holder:

By: /s/ Jeffrey B. Davis
Name: Jeffrey B. Davis for
Title: Lake End Capital